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                                COMMERCIAL NOTE

 BANK USE ONLY                                              Englewood

  [SIGNATURE]
________________                                     -----------------------
Officer Initials                                             Branch


$600,000.00                                    Date:   May 22, 1996
----------------                                     -----------------------

1. PROMISE TO PAY

   For value received, the undersigned, jointly and severally, provises to pay to the order of THE BANK OF NEW YORK (NJ), (hereinafter referred to as the BANK) at it's principal office at 385 Rifle Camp Road, West Paterson NJ. 07424-3206, or at such other office as the BANK may from time to time designate, in lawful money of the United States of America and in immediately available funds, the principal sum of

2. AMOUNT

   Six hundred thousand and 00/100 ($600,000.00) Dollars, together with interest on the unpaid part the principal amount at the interest rate indicated below by checkmark or "X" placed in the box below opposite the applicable interest rate method.

3. INTEREST

   Interest will be computed on the basis of a 360-day year for the actual number of days elapsed.
   [ ]  3.1 Fixed Rate _____________% per annum
   [ ] 3.2 Variable Rate _____________% per annum plus the BANK's PRIME RATE. Upon an increase or decrease in the BANK's PRIME RATE, the corresponding increase or decrease in the interest rate on this note will be effective immediately, or
        [ ]__________________________________________________________________
   The Bank of New York's (NJ) PRIME RATE is the rate of interest announced from time to time by the BANK as its prime rate, prime lending rate, or base rate. This rate of interest is determined from time to time by the BANK as a means of pricing some loans and it is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged by the BANK to any particular class or category of customers.

   [X] 3.3 Variable Rate 1.00% per annum plus the BANK's ALTERNATE BASE RATE. Upon an increase or decrease in the BANK's ALTERNATE BASE RATE, the corresponding increase or decrease in the interest rate on this note will be effective immediately, or
        [ ]______________________________________.
   DEFINITION OF ALTERNATE BASE RATE: "Alternate Base Rate" means the greater of
   (A) The BANK's Prime Rate, as in effect from time to time OR (B) 1/2% plus the effective federal funds rate as publihsed by the Federal Reserve Bank of New York.

4. PAYMENT

   The principal and interest shall be paid to the BANK in accordance with the method indicated below by checkmark or "X" in the box below opposite the applicable payment method.

   [X] 4.1 ON DEMAND. In one single payment, with interest payable monthly on the 1st day of each month, with the balance of the unpaid principal and interest to be paid upon demand.
        It is understood that any other repayment program agreed to by the Bank and the undersigned, now or in the future, is not intended to modify or restrict any rights or remedies which accrue to the Bank by the demand nature of this note. Regardless of any repayment program, agreed to or implied, the Bank reserves the right to demand payment in full, at any time, and at its sole discretion.

   [ ]  4.2 SINGLE PAYMENT. _____ days after date.

   [ ] 4.3 BULLET PAYMENT. The undersigned will pay accumulated interest on the principal amount _____ monthly, or _____ quarterly beginning on ______________________________ and will pay the principal amount and all unpaid interest on ____________________________.

   [ ]  4.4 CONSTANT PRINCIPAL PAYMENTS. The undersigned will pay _____________
        ___________________ on the principal balance plus accumulated interest on the principal balance beginning on ______________________ and on the _____ day of each month thereafter. The balance of unpaid principal and and interest shall be due and payable on _____________________________.

   [ ] 4.5 INSTALLMENT PAYMENTS. The undersigned will pay ___________________ monthly including interest on the unpaid principal balance beginning on _________________________ and on the _____ day of each month thereafter. The balance of unpaid principal and interest shall be due and payable on _________________________. When this note is a variable rate note, if the BANK's ALTERNATE BASE RATE rises to such a rate that the entire installment payment is applied to interest resulting in no reduction of the unpaid principal balance, then the BANK may increase the remaining installment payments by an amount equal to the originally scheduled principal repayments, or a lesser amount if the BANK so chooses. This may be done at the BANK's sole discretion, as frequently as conditions require, without notice to the undersigned or any endorsers and guarantors. In the event there is a subsequent decline in the BANK's ALTERNATE BASE RATE, the BANK may, but shall not be obligated, to reduce the remaining installment payments.

   [ ]  4.6 OTHER
            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________


5. MUTIPLE ADVANCES

   [X] This note may be disbursed in multiple advances under a line of credit or revolving credit agreement. (see paragraph 5.9)

   DIRECT CHARGE. The undersigned authorizes the BANK to charge my account
                  6104206121 for all payments due under this note.

       THIS NOTE INCLUDES THE ADDITIONAL TERMS ON THE REVERSE SIDE HEREOF
                       ALL OF WHICH ARE MADE A PART HEREOF

                                        All Communications Corporation
                                        ----------------------------------------
                                        (a New Jersey Corporation)
                                        ----------------------------------------
ATTEST/WITNESS:


By: S.L. WEXLER                         By: RICHARD REISS, PRESIDENT
   ----------------------------------      -------------------------------------
   Steven L. Wexler, V.P.                  Richard Reiss, President

                                        By:
                                           -------------------------------------


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5. ADDITIONAL TERMS OF THE NOTE

 5.1 SET OFF. In addition to any other security interest that may be given to secure the repayment of this note, in addition to the BANK'S right of set-off, the BANK is hereby granted a security interest in any amount which the BANK may owe to the undersigned, or any endorsers or guarantors, including any balance or share of any deposit or investment or other property, tangible or intangible, owned by or in which the undersigned or endorsers or guarantors have an interest, and additions and substitutions thereto, and any such property acquired hereafter by the undersigned, endorsers or guarantors, which may be in possession or control of the BANK, which property will also secure any other liabilities of the undersigned, endorsers or guarantors to the BANK, either now existing or hereafter arising. However, any collateral subject to the Right of Rescission as defined in Regulation Z (12 CFR 226) is hereby excluded. Upon demand, the undersigned, endorsers and guarantors will deposit additional collateral with the BANK, in form and amounts satisfactory to the BANK, for the further securing of any liability of the undersigned, endorsers and guarantors, now existing or hereafter incurred.

 5.2 REIMBURSABLE EXPENSES. The UNDERSIGNED authorizes the BANK, without demand and acting in its discretion in each instance, to charge and withdraw from any credit balance which the UNDERSIGNED may then have with the BANK, any amount which shall be due from the UNDERSIGNED, from time to time in connection with or by reason of the UNDERSIGNED'S application for, and the making and administration of the loan, perfection of any security interest or mortgage, or appraisal on any collateral. The BANK, within a reasonable time, shall advise the UNDERSIGNED of each such charge and amount thereof.

 5.3 WAIVERS. The undersigned and all endorsers and guarantors waive their right of presentment (any notices to which they may be entitled), demand for payment, protest and notice of extension or renewal hereof, and agree they shall not be released or discharged from liability by reason of any extension of time for payment or by reason of the BANK's waiver of any terms or conditions of this note.

 5.4 WAIVER OF TRIAL BY JURY. Each party to this note hereby expressly waives any right to trial by jury or any claim, demand, action or cause of action (1) arising under this note or any other instrument, document or agreement executed or delivered in connection herewith, or (2) in any way connected with or related to the dealings of the parties hereto or any of them with respect to this note or any other instrument, document or agreement executed or delivered in connection herewith, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising and whether sounding in contract or tort or otherwise; and each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this agreement may file an original counterpart or a copy of this section with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

 5.5 DEFAULT. This note shall be in default at any time the BANK deems itself insecure or, at the BANK's option, upon the occurrence of any of the following without notice to the undersigned, any endorsers or guarantors:
       (a) failure to pay when due the principal of or interest on the note or any installment thereof; (b) change in the condition or affairs, financial or otherwise, of any of the undersigned or any endorsers or guarantors which in the opinion of the BANK impairs the prospect of payment thereof; (c) death, insolvency, termination of business, or commencement of any insolvency or bankruptcy proceedings by or against any of the undersigned, any endorsers or guarantors ; (d) impairment of, damage to, or destruction of any collateral.

 5.6 REMEDIES. In default, the BANK may desire this note and any other obligation of the undersigned, endorsers or guarantors to be immediately due an payable, unless said obligations were extended by the BANK for "consumer credit" purposes, and may apply the property in which it has a security interest toward prepayment of this note. The interest rate of this note shall be increased to 5% above the BANK's Prime Rate or to the maximum interest rate permitted by law, for a commercial loan of the king evidenced by this note, upon the occurrence of a default as such term is defined in Section 5.5 of this note.

       At the BANK's option, the undersigned will pay a "late charge" not exceeding five percent (5%) of any installment or the balance due at maturity when paid more than fifteen (15) days after the due date thereof to cover added expense involved in handling delinquent payments, but such "late charges" shall not be payable out of the proceeds of any sale made to satisfy the indebtedness secured hereby, unless such proceeds are sufficient to discharge the entire indebtedness and all proper costs and expenses secured thereby.

       Upon default, the undersigned shall pay the costs of collection and if this note is placed in the hands of an attorney, an amount equal to twenty percent (20%) of the unpaid principal balance and interest as an attorney's fee, which the undersigned agrees is reasonable.


 5.7 FINANCIAL STATEMENTS. The undersigned agrees to furnish to the BANK, from time to time as the BANK may reasonably request but not less than annually, copies of its financial statements consisting of consolidated and consolidating balance sheet and income statement with supporting schedules for the undersigned and its subsidiaries. The statements are to be prepared in accordance with generally accepted accounting principles by an independent certified public accountant acceptable to the BANK.

 5.8 MISCELLANEOUS. The undersigned authorizes the BANK to surrender this note and related collateral to the person making final making.

       This note and the rights and remedies of the BANK shall be governed by the laws of the State of New Jersey. If any portion of this note is held to be void, illegal or of no effect, the remaining portion of this agreement shall nevertheless be enforceable.

 5.9   MULTIPLE ADVANCES. The undersigned acknowledges and understands that:

       (1) Advances evidencing disbursement under this note, may be made upon receipt of oral or written instructions or as required from time to time;

       (2) All advances are subject to the BANK'S prior approval;

       (3) The balance outstanding on the note at any time shall the difference between the total advances made less the total repayments, plus interest and charges, regardless that the sum of the advances may exceed the face amount of the note;

       (4) The maximum amount of principal outstanding at any time shall not exceed the face amount of the note, except for monies expended by the BANK in the payment of any tax, assessment, rent, municipal or governmental charge, premium for insurance, lien, repair, maintenance, protection or preservation of any collateral securing this note.

 5.10 ADVERSE CHANGES IN FINANCIAL/OTHER CONDITIONS: The undersigned warrants that there has been no material adverse change in the financial or any other condition of the undersigned, since the submission of the loan request to the BANK, which request resulted in the execution of and is evidenced by this note, which would warrant withholding any disbursement or future disbursements under this note. The undersigned agrees to immediately advise the BANK in writing, upon the occurrence of any material adverse changes in the financial condition or any other condition of the undersigned.

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                              ENDORSEMENT/GUARANTY

     In consideration of One Dollar ($1.00), receipt of which is acknowledged, and of the credit given or discount, loan or extension of time made by or upon the within note, the undersigned (if more than one, jointly and severally), hereby unconditionally guarantee to the holder of said note, irrespective of the genuineness, validity, regularity or enforceability thereof, or of the obligation evidenced thereby, or of existence or amount or any collateral held therefor, or of the acceleration of the maturity thereof whether by the terms thereof or of any other agreement now or hereafter made between the maker and the payee whether or not the undersigned shall have notice of such agreement, and irrespective of any other circumstances, that all sums stated therein to be payable thereunder and under any renewal thereof shall be promptly paid if full whenever due, accordance with the provisions thereof, at maturity, by acceleration or otherwise, and, in case of extension of time payment in whole or in part all said sums shall be promptly paid in full whenever due, in accordance with the provision thereof, at maturity, by acceleration or otherwise, and in case of extension of time of payment in whole or in part, all said sums shall be promptly paid when due according to such extension or extensions at maturity, by acceleration or otherwise; and hereby consent that from time to time, without notice to the undersigned, payment of and of said sums under said note or any renewal thereof or of any collateral held therefor may be extended in whole or in part or any of said collateral may be exchanged, surrendered, or otherwise dealt with as the holder of the within note may determine, or the rate of interest change and hereby waive their right to a trial by jury, presentment, demand of payment, protest and notice of protest, or other notice of dishonor and notice of any exchange, surrender, sale or other dealing with collateral. The signature or signatures of the undersigned hereto is or are intended as an endorsement of the within instrument as well as the execution of the foregoing guarantee by each of the undersigned.


BY:____________________________________  BY:____________________________________


BY:____________________________________  BY:____________________________________


BY:____________________________________  BY:____________________________________

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